                                                                   EXHIBIT 23.06

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use of our report included herein or incorporated herein by reference and to the references to our firm under the headings "Selected Historical Financial Data" and "Experts" in the prospectus.

KPMG Peat Marwick LLP

April 10, 1995

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